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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





                                 August 25, 1997
                         --------------------------------------
                Date of Report (Date of earliest event reported)




                               Empire of Carolina, Inc.
                    -----------------------------------------------
             (Exact name of registrant as specified in its charter)




           Delaware                      1-7909                 13-2999480
----------------------------          ------------          -------------------
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)          Identification No.)



         5150 Linton Boulevard, 5th Floor,  Delray Beach, Florida 33484
         --------------------------------------------------------------
              (Address of principal executive offices)  (Zip Code)



                                 (561) 498-4000
                             ----------------------
                         (Registrant's telephone number)



                                       -1-

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ITEM 5.  OTHER EVENTS.

        On August 25, 1997, Empire Industries, Inc. entered into the Fifth Amendment to Loan and Security Agreement (the "Amendment") with LaSalle National Bank, BT Commercial Corporation, and Congress Financial Corporation (Central), The CIT Group/Credit Finance, Inc., and Finova Capital Corporation attached hereto as Exhibit 10.55, providing for, among other things, the amendment of certain financial covenants, which Amendment, including the exhibits thereto, is hereby incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

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Exhibit                                 Description
Number                                  -----------
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10.55     Fifth Amendment to Loan and Security Agreement among LaSalle National
          Bank, BT Commercial Corporation, Congress Financial Corporation (Central), The CIT Group/Credit Finance, Inc., and Finova Capital Corporation and Empire Industries, Inc., with exhibits

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EMPIRE OF CAROLINA, INC.



                                       By  /s/ Steven Geller
                                          -----------------------------
                                       Name:   Steven Geller
                                       Title:  Chief Executive Officer

Date: October __, 1997

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                                  EXHIBIT INDEX


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Exhibit                                 Description
Number                                  -----------
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10.55     Fifth Amendment to Loan and Security Agreement among LaSalle National
          Bank, BT Commercial Corporation, Congress Financial Corporation (Central), The CIT Group/Credit Finance, Inc., and Finova Capital Corporation and Empire Industries, Inc., with exhibits


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